UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1 )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CERO THERAPEUTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This Amendment No. 1 to CERo Therapeutics Holdings, Inc.’s Preliminary Proxy Statement, filed with the Securities and Exchange Commission on August 16, 2024, is filed to correct a scrivener’s error with respect to the number of shares of common stock issued and outstanding as of August 9, 2024. The number of shares of common stock issued and outstanding as of August 9, 2024 is 49,739,552.

No other changes have been made to the Preliminary Proxy Statement. This Amendment No. 1 to Preliminary Proxy Statement speaks as of the original filing date of the Preliminary Proxy Statement, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Preliminary Proxy Statement.

CERO THERAPEUTICS HOLDINGS, INC.

201 Haskins Way, Suite 230
South San Francisco, CA 94080

2024 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                 , 2024

, 2024

Dear Stockholders:

We are pleased to invite you to attend the Autumn 2024 Special Meeting of Stockholders (the “Special Meeting”) of CERo Therapeutics Holdings, Inc. (the “Company” or “CERo”), which will be held at              p.m.,               Eastern Time, on             , 2024. The Special Meeting will be held in virtual meeting format only. You may attend the Special Meeting, submit questions and vote your shares electronically during the Special Meeting by visiting:.

Details regarding the business to be conducted at the Special Meeting are more fully described in the accompanying proxy statement for the Special Meeting (the “proxy statement”). Other than the proposals described in the proxy statement, the Company’s board of directors (the “Board”) is not aware of any other matters to be presented for a vote at the Special Meeting.

Your vote is important. Whether or not you plan to virtually attend the Special Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying proxy statement.

Only CERo stockholders of record at the close of business on August 26, 2024 will be entitled to vote at the Special Meeting and any adjournment or postponement hereof.

On behalf of the Company, thank you for your continued support.

Sincerely,

Brian G. Atwood
Chairman, Chief Executive Officer and Director

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING MADE AVAILABLE ON OR ABOUT         , 2024.

CERO THERAPEUTICS HOLDINGS, INC.

201 Haskins Way, Suite 230
South San Francisco, CA 94080

NOTICE OF 2024 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON              , 2024

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Autumn 2024 Special Meeting of Stockholders (the “Special Meeting”) of CERo Therapeutics Holdings, Inc. (the “Company” or “CERo”) will be held on             , 2024, at              p.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon:

1.	The approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to combine outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”) into a lesser number of outstanding shares (the “Reverse Stock Split”), by a ratio of not less than one-for-twenty-five and not more than one-for-one-hundred and fifty, with the exact ratio to be set within this range by our board of directors (the “Board”) in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal No. 1”); and

2.	The approval of an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal No. 1 (the “Adjournment Proposal” or “Proposal No. 2”).

The Board has fixed the record date for the Special Meeting as August 26, 2024. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof. A complete list of the Company’s registered stockholders as of the close of business on the record date will be available to the Company’s stockholders for examination for the 10 days before the Special Meeting at the Company’s offices at 201 Haskins Way, Suite 230, South San Francisco, CA 94080 and during the Special Meeting at                        .

You will be able to attend and listen to the Special Meeting, vote, and submit your questions during the Special Meeting by visiting             and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We believe that hosting a “virtual” meeting will minimize travel expenses and enable greater stockholder attendance and participation from any location around the world, provide for cost savings to the Company, and reduce the environmental impact of the Special Meeting. The Special Meeting will be governed by the Company’s rules of conduct and procedures that will be posted at                       .

Your vote is important. Whether or not you plan to virtually attend the Special Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying proxy statement.

Each of the matters to be acted upon at the Special Meeting is more fully described in the accompanying proxy statement. The Board recommends that you vote “FOR” each of the proposals outlined in the accompanying proxy statement.

The accompanying proxy statement is being mailed to stockholders commencing on or about            , 2024. Please carefully review the accompanying proxy statement and act as soon as possible to vote your shares whether or not you intend on attending the Special Meeting. If you attend the virtual Special Meeting and decide to vote during the Special Meeting, you may withdraw your proxy by voting at the Special Meeting.

If you have any questions or need assistance voting your shares, please contact the Company’s proxy solicitor, Advantage Proxy, Inc. (“Advantage”), at (877) 870-8565 (toll free) or by e-mail at ksmith@advantageproxy.com.

By Order of the Board of Directors,

Charles R. Carter
Chief Financial Officer, Treasurer and Secretary

, 2024

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement (this “proxy statement”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this proxy statement, including statements regarding the Company’s future results of operations and financial position, business strategy, drug candidates, planned preclinical studies and clinical trials, results of preclinical studies, clinical trials, research and development (“R&D”) costs, regulatory approvals, timing and likelihood of success, as well as plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company’s control and may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this proxy statement include, but are not limited to, statements about:

●	our financial performance;

●	our ability to obtain additional cash and the sufficiency of the Company’s existing cash, cash equivalents and marketable securities to fund the Company’s future operating expenses and capital expenditure requirements, including the development and, if approved, commercialization of the Company’s product candidates;

●	our ability to realize the benefits expected from the business combination (the “Business Combination”) pursuant to the Business Combination Agreement, dated as of June 4, 2023, as amended from time to time (as amended, the “Business Combination Agreement”), by and among CERo Therapeutics, Inc. (“Legacy CERo”), Phoenix Biotech Acquisition Corp. (“PBAX”) and PBCE Merger Sub, Inc. (“Merger Sub”);

●	successfully defend litigation that may be instituted against us in connection with the Business Combination;

●	the accuracy of the Company’s estimates regarding expenses, future revenue, capital requirements, and needs for additional financing;

●	the scope, progress, results and costs of developing CER-1236 or any other product candidates we may develop, and conducting preclinical studies and clinical trials;

●	the timing and costs involved in obtaining and maintaining regulatory approval of CER-1236 or any other product candidates we may develop, and the timing or likelihood of regulatory filings and approvals, including the Company’s expectation to seek special designations or accelerated approvals for the Company’s drug candidates for various indications;

●	current and future agreements with third parties in connection with the development and commercialization of CER-1236 or any other future product candidate;

●	our ability to advance product candidates into and successfully complete clinical trials;

●	the ability of the Company’s clinical trials to demonstrate the safety and efficacy of CER-1236 and any other product candidates we may develop, and other positive results;

●	the size and growth potential of the markets for the Company’s product candidates, and its ability to serve those markets;

●	the rate and degree of market acceptance of the Company’s product candidates;

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●	our plans relating to commercializing CER-1236 and any other product candidates we may develop, if approved, including the geographic areas of focus and the Company’s ability to grow a sales team;

●	the success of competing drugs, therapies or other products that are or may become available;

●	developments relating to the Company’s competitors and the Company’s industry, including competing product candidates and therapies;

●	our plans relating to the further development and manufacturing of CER-1236 and any other product candidates we may develop, including additional indications that we may pursue for CER-1236 or other product candidates;

●	existing regulations and regulatory developments in the United States and other jurisdictions;

●	our potential and ability to successfully manufacture and supply CER-1236 and any other product candidates we may develop for clinical trials and for commercial use, if approved;

●	the rate and degree of market acceptance of CER-1236 and any other product candidates we may develop, as well as the pricing and reimbursement of CER-1236 and any other product candidates we may develop, if approved;

●	our expectations regarding the Company’s ability to obtain, maintain, protect and enforce intellectual property protection for CER-1236 and for any other product candidate;

●	our ability to operate its business without infringing, misappropriating or otherwise violating the intellectual property rights of third parties;

●	our ability to realize the anticipated benefits of any strategic transactions;

●	our ability to attract and retain the continued service of the Company’s key personnel and to identify, hire, and then retain additional qualified personnel and the Company’s ability to attract additional collaborators with development, regulatory and commercialization expertise;

●	our ability to maintain proper and effective internal controls;

●	the ability to obtain or maintain the listing of our Common Stock, and public warrants on the Nasdaq Stock Market LLC (“Nasdaq”) following the Business Combination;

●	the impact of macroeconomic conditions and geopolitical turmoil on the Company’s business and operations;

●	our expectations regarding the period during which we will qualify as an emerging growth company under the Jumpstart Our Business Startups Act of 2012 and as a smaller reporting company under the federal securities laws; and

●	our anticipated use of the Company’s existing cash, cash equivalents and marketable securities.

We have based these forward-looking statements largely on the Company’s current expectations and projections about the Company’s business, the industry in which we operate and financial trends that we believe may affect the Company’s business, financial condition, results of operations and prospects, and these forward-looking statements are not guarantees of future performance or development. These forward-looking statements speak only as of the date of this proxy statement and are subject to a number of risks, uncertainties and assumptions described in “Risk Factors” and elsewhere in this proxy statement. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein until after we distribute this proxy statement, whether as a result of any new information, future events or otherwise.

In addition, statements that “we believe” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements.

This proxy statement includes trademarks, tradenames and service marks that are the property of other organizations. Solely for convenience, trademarks and tradenames referred to in this proxy statement appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, the Company’s rights, or that the applicable owner will not assert its rights, to these trademarks and tradenames.

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CERO THERAPEUTICS HOLDINGS, INC.

201 Haskins Way, Suite 230
South San Francisco, CA 94080

PROXY STATEMENT

2024 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                  , 2024

GENERAL INFORMATION

Why did I receive this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by CERo for use at the Autumn 2024 Special Meeting of Stockholders (the “Special Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting. The Special Meeting will be held virtually via live interactive webcast on the internet on              , 2024 at              p.m. Eastern Time. If you held shares of the Company’s Common Stock, on August 26, 2024 (the “Record Date”), you are invited to attend the Special Meeting at               and vote on the proposals described below under the heading “What am I voting on?”

When is the record date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on August 26, 2024.

What am I voting on?

There are two proposals scheduled to be voted on at the Special Meeting:

●	Proposal No. 1: The approval of an amendment to our Certificate of Incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares (the “Reverse Stock Split”), by a ratio of not less than one-for-twenty-five and not more than one-for-one hundred and fifty, with the exact ratio to be set within this range by our Board in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal No. 1”).

●	Proposal No. 2: The approval of an adjournment of the special meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal No. 1 (the “Adjournment Proposal” or “Proposal No. 2”).

How does the Board recommend that I vote?

The Company’s Board recommends that you vote your shares:

●	“FOR” Proposal No. 1: The approval of an amendment to our Certificate of Incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, by a ratio of not less than one-for-twenty-five and not more than one-for-one hundred and fifty, with the exact ratio to be set within this range by our Board in its sole discretion.

●	“FOR” Proposal No. 2: The approval of an adjournment of the special meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal No. 1.

Who can vote at the Special Meeting?

If you were a holder of record of the Company’s Common Stock as of the close of business on August 26, 2024, the Record Date for the Special Meeting, you may vote your shares at the Special Meeting. As of the Record Date, there were                   shares of Common Stock outstanding and entitled to vote. This number excludes treasury shares, as Company treasury shares will not be voted. Each stockholder has one vote for each share of Common Stock held as of the Record Date.

A list of the Company’s stockholders of record will be open for examination by any stockholder beginning ten days prior to the Special Meeting at the Company’s offices located at 201 Haskins Way, Suite 230, South San Francisco, CA 94080. If you would like to view the list, please contact the Company’s proxy solicitor, Advantage Proxy, Inc. (“Advantage”), by telephone at (877) 870-8565 or by e-mail at ksmith@advantageproxy.com. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the Special Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with CERo’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote live online at the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, the Company urges you to fill out and return the proxy card that may be mailed to you or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting via the internet at                    . However, because you are not the stockholder of record, you may not vote your shares live online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How can I attend the Special Meeting?

If you are a stockholder of record or a beneficial owner as of the Record Date, you are invited to attend the Special Meeting live via the internet at              . You must have your 16-digit control number listed on the proxy card or in the instructions that accompanied your proxy materials to enter the meeting. The webcast starts at 5:00 p.m. Eastern Time. You may vote and submit questions while attending the meeting on the internet. Instructions on how to attend and participate in the Special Meeting via the internet, including how to demonstrate proof of stock ownership, will be posted at.

What if I return the proxy card to the Company but do not make specific choices?

If you return a signed, dated proxy card to the Company without making any voting selections, the named proxies will vote your shares:

●	“FOR” Proposal No. 1: The approval of an amendment to our Certificate of Incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, by a ratio of not less than one-for-twenty-five and not more than one-for-one hundred and fifty, with the exact ratio to be set within this range by our Board in its sole discretion.

●	“FOR” Proposal No. 2: The approval of an adjournment of the special meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal No. 1.

The Company does not expect that any matters other than the Reverse Stock Split Proposal and the approval of any other matters, if necessary, described in this proxy statement will be brought before the Special Meeting. The persons appointed as proxies will vote in their discretion on any other matters that may properly come before the Special Meeting or any postponements or adjournments thereof, including any vote to postpone or adjourn the Special Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on your proxy card and entering a new vote over the Internet or by telephone by the cutoff time of 11:59 p.m. Eastern Time on                       , 2024, (2) attending the Special Meeting online and voting by following the instructions at or (3) by filing an instrument in writing revoking the proxy or submitting another duly executed proxy card bearing a later date with the Company’s Secretary. Any written notice of revocation or subsequent proxy card must be received by the Company’s Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Company’s Secretary or sent to the Company’s offices at 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary.

How many shares must be present or represented to conduct business at the Special Meeting?

A quorum of stockholders is necessary to hold a valid special meeting of stockholders. A quorum will be present if the stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present, in person or by remote communication or by proxy, at the Special Meeting. On the Record Date, there were                        shares of Common Stock outstanding and entitled to vote. Thus, the holders of at least                shares                of Common Stock must be present or represented by proxy at the Special Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote live online at the Special Meeting. Abstentions and shares represented by broker non-votes are counted for the purpose of determining whether a quorum is present. If there are insufficient votes to constitute a quorum at the time of the Special Meeting, the holders of Common Stock representing a majority of the voting power present at the Special Meeting or the presiding officer may adjourn the Special Meeting to another place (if any), date or time and from time to time.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count for Proposal Nos. 1 and 2 (each of which is considered a “routine matter”) votes “FOR” and “AGAINST,” and abstentions and, if applicable, broker non-votes.

What are “broker non-votes”?

A “broker non-vote” occurs when your broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine.” Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote your “uninstructed” shares on “routine” matters, but not on “non-routine” matters. Proposal Nos. 1 and 2 are considered to be “routine” under these rules, such that your broker may vote your shares on this proposal in the absence of your voting instructions and, therefore, there will be no “broker non-votes.”

What is the voting requirement to approve each of the proposals?

Proposal No. 1—Reverse Stock Split Proposal

The proposal to approve an amendment to our Certificate of Incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, by a ratio of not less than one-for-twenty-five and not more than one-for-one hundred and fifty, with the exact ratio to be set within this range by our Board in its sole discretion, requires the approval by a majority of the outstanding shares entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Proposal No. 2—Adjournment Proposal

The proposal to approve of an adjournment of the Special Meeting requires the approval by a majority of the votes properly cast for such matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

How do I vote my shares of CERo Common Stock?

Stockholders may vote shares of the Company’s Common Stock using any of the following means:

Voting by Proxy Cards. A registered stockholder may vote shares until voting is completed at the Special Meeting by requesting and returning a duly completed and executed proxy card. All proxy cards received by us that have been properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.

Voting by Telephone or Internet. A registered stockholder may vote shares until voting is completed at the Special Meeting by calling the toll-free number indicated on the proxy card and following the recorded instructions or by accessing the website indicated on the proxy card and following the instructions provided. When a stockholder votes by telephone or internet, his, her or its vote is recorded immediately.

Voting by Internet During the Special Meeting. Instructions on how to attend and vote at the Special Meeting are described at              . If a stockholder attends the Special Meeting and votes his, her or its shares during the meeting via the voting instructions described at              , then any previous votes that were submitted by the stockholder, whether by internet, telephone or mail, will be superseded by the vote that such stockholder casts during the Special Meeting. Further, if the shares are held of record by a broker and a stockholder wishes to vote at the Special Meeting, he, she or it must obtain a proxy issued in his, her or its name from the record holder in accordance with the materials and instructions for voting provided by his, her or its broker.

Voting by “Street Name” Stockholders. If stockholders hold shares in “street name,” then those stockholders may vote in accordance with the materials and instructions for voting the shares provided by their broker, bank or other nominee. If “street name” stockholders wish to vote shares at the Special Meeting, then they must obtain proxies from their broker, bank or other nominee in order to vote their shares at the Special Meeting in accordance with the materials and instructions for voting provided by his, her or its broker, bank or other nominee. If a “street name” stockholder does not vote by proxy or otherwise give voting instructions to their broker, such shares will be voted by the broker for Proposal Nos. 1 and 2 at the Special Meeting.

Changing Votes. A registered stockholder may change his, her or its vote at any time before it is voted at the Special Meeting by (1) delivering a proxy revocation or another duly executed proxy bearing a later date to CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary, which revocation or later-dated proxy is received by the Company’s Secretary prior to the taking of the vote at the Special Meeting; (2) voting again by telephone or internet in the manner described above by the cutoff time of 11:59 p.m. Eastern Time on              , 2024; or (3) attending the Special Meeting and voting via the internet during the Special Meeting using the procedures described at              . Attending the Special Meeting via the internet will not revoke a proxy unless the stockholder actually votes via the internet during the Special Meeting. “Street name” stockholders who wish to revoke or change their votes after returning voting instructions to their broker, bank or other nominee may do so in accordance with the materials and instructions provided by their broker, bank or other nominee or by contacting such broker, bank or other nominee to effect the revocation or change of vote.

Who pays the cost for soliciting proxies?

The Company is making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet or by telephone, you are responsible for any Internet access or telephone charges that you may incur. The Company’s officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. The Company will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

How can I find out the results of the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. The Company will publish final results in a Current Report on Form 8-K that the Company expects to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting. If final voting results are not available at that time, the Company will disclose the preliminary results in a Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

How and when did CERo become a public company?

On June 4, 2023, PBAX entered into a Business Combination Agreement with Legacy CERo and Merger Sub, pursuant to which Merger Sub merged with and into Legacy CERo, with Legacy CERo surviving as a wholly-owned subsidiary of PBAX. In connection with the consummation of the Business Combination on February 14, 2024, PBAX changed its corporate name to “CERo Therapeutics Holdings, Inc.” At the time of the Business Combination, PBAX was publicly traded, having closed its initial public offering on October 8, 2021.

What is “Legacy CERo”?

References in this proxy statement to “Legacy CERo” refer to CERo Therapeutics, Inc. prior to the closing of the Business Combination.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should contact Advantage, the Company’s proxy solicitor, by telephone at (877) 870-8565 or by e-mail at ksmith@advantageproxy.com.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation” and “Director Compensation” above and the transactions described below, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which the Company was, or will be, a party in which:

●	the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2022 and 2023); and

●	any director, executive officer, holder of 5% or more of any class of the Company’s capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

PBAX Relationships and Related Party Transactions

Related Party Loans

In order to finance transaction costs in connection with the Business Combination, Phoenix Biotech Sponsor, LLC (the “Sponsor”) or an affiliate of the Sponsor or certain of PBAX’s officers and directors may, but are not obligated to, to loan PBAX funds as may be required. On December 13, 2022, PBAX issued an unsecured promissory note in the principal amount of $1,500,000 (the “Promissory Note”) to the Sponsor, pursuant to which the Sponsor agreed to loan to the PBAX up to $1,500,000. On December 8, 2023, the Promissory Note was amended to increase the total principal amount to $1,600,000. At the closing, an aggregate of approximately $1.55 million that had been borrowed under the Promissory Note was extinguished and converted into an aggregate of 1,380 shares of Series A convertible preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”).

Administrative Services

Commencing on October 6, 2021, PBAX paid an amount equal to $20,000 per month to the Sponsor or its affiliate or designee for office space, administrative and shared personnel support services provided to PBAX. Such administrative support services ended on December 31, 2022.

Advisory Services

The Company engaged Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), an affiliate of PBAX, the Sponsor and/or certain of its directors and officers, to provide consulting and advisory services in connection with its initial public offering, for which it was entitled to a fee in an amount equal to $465,000, which was paid to CCM upon the closing of its initial public offering, and $1,162,500, which would have been paid to CCM upon the closing. In connection with the closing, PBAX entered into a fee modification agreement with CCM pursuant to which CCM forfeited such fees and the Company issued an aggregate of 1,200,000 shares of Common Stock, with 1,000,000 of such shares being subject to forfeiture unless the Company conducts a capital-raising transaction within nine months of the closing, pursuant to which the Company shall issue and sell securities in an aggregate amount of at least $25.0 million, affiliates of CCM have and manage investment vehicles with a passive investment in the Sponsor.

CERo Relationships and Related Party Transactions

Collaboration and Option Agreement

On March 3, 2020, Legacy CERo entered into a collaboration and option agreement (“Collaboration Agreement”) with a collaborative partner that was an investor of Legacy CERo, pursuant to which each party was granted a royalty-free, nonexclusive, worldwide license to share the other party’s technologies to create bi-functional T-cells. Legacy CERo was responsible for all employee and other internal costs incurred in the performance of all of Legacy CERo’s R&D activities, with approved cost overruns funded by the collaborative partner. At the end of the research project, the collaborative partner would be granted the option to enter into an exclusive license for the further development of the combined drug. Under the Collaboration Agreement, the collaborative partner paid the Company $182,577 and $0 for the years ended December 31, 2022 and 2023. The Collaboration Agreement terminated on March 3, 2023.

Financings

Series A preferred stock financing

In February 2024, we issued and sold an aggregate of 10,039 shares of Series A Preferred Stock, 612,746 Common Warrants and 2,500 Preferred Warrants, at a price of $1,000 per share of Series A Preferred Stock, for aggregate cash proceeds of approximately $8.0 million, plus additional cash proceeds of up to $2.0 million if the Preferred Warrants are exercised.

The following table summarizes the shares of our Series A preferred stock issued to our related parties:

Purchasers(1)	Shares of Series A Preferred Stock	Total Purchase Price
Daniel Corey(2)	150	$150,000
Atwood-Edminster Trust dtd 4-2-2000 (3)	1,002	$1,002,000
Chris Ehrlich(4)	275	$275,000
Phoenix Biotech Sponsor, LLC(5)	1,380	$1,380,000

(1)	Additional details regarding these stockholders and their equity holdings are included in this proxy statement under the section “Principal Stockholders.”

(2)	Daniel Corey has served as the Chief Technology Officer and a member of the board of directors since February 2024, and previously served as Chief Executive Officer, Chief Scientific Officer, and a member of the board of directors of Legacy CERo until the closing of the Business Combination of February 2024.

(3)	Brian G. Atwood has served as Chairman and Chief Executive Officer since February 2024, and previously served as Chairman of PBAX until the closing of the Business Combination in February 2024 Mr. Atwood serves as a trustee of Atwood-Edminster Trust dtd 4-2-2000.

(4)	Chris Ehrlich has served as vice chairman of the board of directors since February 2024, and previously served as the Chief Executive Officer of PBAX until the closing of the Business Combination in February 2024.

(5)	Phoenix Biotech Sponsor, LLC beneficially owned more than 5% of our outstanding capital stock at the time of the transaction.

Policies and Procedures for Related Party Transactions

The Company adopted a code of conduct and ethics requiring the Company to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by the board of directors (or the appropriate committee of the board of directors) or as disclosed in public filings with the SEC. Under the adopted code of conduct and ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, pursuant to the Audit Committee charter, the Audit Committee is responsible for reviewing and approving related party transactions to the extent that the Company entered into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. Without a meeting, the unanimous written consent of all of the members of the Audit Committee will be required to approve a related party transaction. The Company also requires each of its directors and officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

The Audit Committee reviews on a quarterly basis all payments that were made to the officers or directors, or to their affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of August 9, 2024, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of Common Stock;

●	each of the Company’s named executive officers and directors that beneficially owns shares of the Company’s Common Stock; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Shares of the Company’s Common Stock subject to options, warrants or shares of Series A Preferred Stock or Series B Preferred that are currently exercisable or convertible or exercisable or convertible within 60 days or shares of Common Stock underlying time-based restricted stock units that vest within 60 days are considered outstanding and beneficially owned by the person holding the options, warrants, shares of preferred stock, or restricted stock units, as applicable, for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Accordingly, the ownership percentage of such persons presented below assumes the exercise or conversion of derivative securities held thereby without assuming exercise or conversion of securities of the same type held by any other persons and, accordingly, is greater than the percentage that would be owned by such persons if all of the holders of securities of the same type exercised or converted such securities. Unless otherwise indicated, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all of the Company’s voting securities beneficially owned by them. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

The percentage of beneficial ownership is based on 49,739,552 shares of common stock issued and outstanding as of August 9, 2024.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% or Greater Beneficial Owners:
None
Directors and Executive Officers:
Brian G. Atwood (2)	1,758,825	3.4%
Charles Carter (3)	99,423	*
Daniel Corey, M.D. (4)	1,216,856	2.4%
Michael Byrnes (5)	18,750	*
Chris Ehrlich (6)	819,722	1.6%
Kathleen LaPorte (7)	74,578	*
Robyn Rapaport (8)	68,750	*
Lindsey Rolfe, M.D., Ph.D. (9)	18,750	*
All current directors and executive officers as a group (eight individuals)	4,075,654	7.6%

*	Represents beneficial ownership of less than 1% of our outstanding Common Stock.

(2)	Consists of (i) 248,735 shares of Common Stock, including 79,308 Earnout Shares, which are subject to vesting upon the achievement of certain milestones, (ii) 508,090 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of August 9, 2024 and (iii) 1,002,000 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, assuming the conversion price on August 15, 2024 of $1.00 per share, held by the Atwood-Edminster Trust dtd 4-2-2000, of which Mr. Atwood serves as a trustee. If the Series A Preferred Stock had been converted on August 9, 2024 under the Alternative Conversion Price and the other adjustments applicable during an Alternate Conversion Right Period, as defined in the Second Amended and Restated Certificate of Designations, 11,860,795 shares of Common Stock would have been issued for the conversion, resulting in 20.2% ownership by Mr. Atwood, assuming no conversion of shares of Series A Preferred Stock held by any other holder on August 9, 2024. During an Alternate Conversion Right Period, the conversion rate for determining the number of shares issuable upon conversion fluctuates daily based upon the volume-weighted average price of the Common Stock during each of the five preceding trading days.

(3)	Consists of (i) 49,423 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of August 9, 2024 and (ii) 50,000 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, assuming the conversion price on August 9, 2024 of $1.00 per share. If the Series A Preferred Stock had been converted on August 9, 2024 under the Alternative Conversion Price and the other adjustments applicable during an Alternate Conversion Right Period, as defined in the Second Amended and Restated Certificate of Designations, 591,856 shares of Common Stock would have been issued for the conversion, resulting in 1.3% ownership by Mr. Carter, assuming no conversion of shares of Series A Preferred Stock held by any other holder on August 9, 2024. During an Alternate Conversion Right Period, the conversion rate for determining the number of shares issuable upon conversion fluctuates daily based upon the volume-weighted average price of the Common Stock during each of the five preceding trading days.

(4)	Consists of (i) 671,470 shares of Common Stock, including 36,939 Earnout Shares, which are subject to vesting upon the achievement of certain milestones, (ii) 395,386 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of August 9, 2024 and (iii) 150,000 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, assuming the conversion price on August 9, 2024 of $1.00 per share. If the Series A Preferred Stock had been converted on August 9, 2024 under the Alternative Conversion Price and the other adjustments applicable during an Alternate Conversion Right Period, as defined in the Second Amended and Restated Certificate of Designations, 1,775,568 shares of Common Stock would have been issued for the conversion, resulting in 5.4% ownership by Dr. Corey, assuming no conversion of shares of Series A Preferred Stock held by any other holder on August 9, 2024. During an Alternate Conversion Right Period, the conversion rate for determining the number of shares issuable upon conversion fluctuates daily based upon the volume-weighted average price of the Common Stock during each of the five preceding trading days.

(5)	Consists of 18,759 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of August 9, 2024.

(6)	Consists of (i) 478,825 shares of Common Stock, (ii) 65,897 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of August 9, 2024 and (iii) 275,000 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, assuming the conversion price on August 9, 2024 of $1.00 per share. If the Series A Preferred Stock had been converted on August 9, 2024 under the Alternative Conversion Price and the other adjustments applicable during an Alternate Conversion Right Period, as defined in the Second Amended and Restated Certificate of Designations, 3,255,208 shares of Common Stock would have been issued for the conversion, resulting in 7.1% ownership by Mr. Ehrlich, assuming no conversion of shares of Series A Preferred Stock held by any other holder on August 9, 2024. During an Alternate Conversion Right Period, the conversion rate for determining the number of shares issuable upon conversion fluctuates daily based upon the volume-weighted average price of the Common Stock during each of the five preceding trading days.

(7)	Consists of (i) 5,828 shares of Common Stock, (ii) 18,750 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of August 9, 2024 and (iii) 50,000 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, assuming the conversion price on August 9, 2024 of $1.00 per share. If the Series A Preferred Stock had been converted on August 9, 2024 under the Alternative Conversion Price and the other adjustments applicable during an Alternate Conversion Right Period, as defined in the Second Amended and Restated Certificate of Designations, 591,856 shares of Common Stock would have been issued for the conversion, resulting in 1.2% ownership by Ms. LaPorte, assuming no conversion of shares of Series A Preferred Stock held by any other holder on August 9, 2024. During an Alternate Conversion Right Period, the conversion rate for determining the number of shares issuable upon conversion fluctuates daily based upon the volume-weighted average price of the Common Stock during each of the five preceding trading days.

(8)	Consists of (i) 50,000 shares of Common Stock and (ii) 18,750 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of August 9, 2024.

(9)	Consists of 118,750 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of August 9, 2024.

PROPOSAL NO. 1: REVERSE STOCK SPLIT PROPOSAL

Overview

The Board has approved and declared advisable an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares, a so-called “reverse stock split.” If approved by the stockholders as proposed, the Board would have the sole discretion to effect the Reverse Stock Split at any time after approval of such amendment and no later than the one year anniversary of such approval and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than one-for-twenty-five and not more than one-for-one hundred and fifty. The Board would also have the discretion to abandon the Reverse Stock Split prior to its effectiveness. The Board is hereby soliciting stockholder approval for the Reverse Stock Split Proposal.

If approved by our stockholders, the Reverse Stock Split would permit (but not require) the Board to effect a reverse stock split of the outstanding shares of our Common Stock at any time by a ratio of not less than one-for-twenty-five and not more than one-for-one hundred and fifty, with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the ratio, the Board may consider, among other things, factors such as: the historical trading price and trading volume of our Common Stock; the number of shares of our Common Stock outstanding; the then-prevailing trading price and trading volume of our Common Stock; the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment setting forth the Reverse Stock Split (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, or at the later time set forth in the Certificate of Amendment. The exact timing of the amendment will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. Any amendment to our Certificate of Incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by the Board, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split would be to attempt to raise the per-share trading price of our Common Stock to meet Nasdaq’s listing requirements, which requires, among other things, that our Common Stock have a per share bid price that is greater than or equal to $1.00 per share. On August 9, 2024, the closing bid price for our Common Stock on Nasdaq was $0.14 per share. The Board also believes that a higher stock price may help generate investor interest in the Company.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, the Board of Directors also believes this increase may increase trading volume in our Common Stock and facilitate future financings by the Company.

Nasdaq Listing Requirements

On July 19, 2024, the Company received a letter (the “Bid Price Requirement Letter”) from the staff at Nasdaq notifying the Company that, for the 30 consecutive trading days prior to the date of the Bid Price Requirement Letter, the closing bid price for the Common Stock had been below the minimum $1.00 per share, as set forth in Nasdaq Listing Rule 450(a)(1), which is required for continued listing of the Common Stock on Nasdaq (the “Bid Price Requirement”).

On July 19, 2024, the Company also received a letter (the “MVPHS Letter”) from Nasdaq notifying the Company that the “Market Value of Publicly Held Shares” (the “MVPHS”) of the Common Stock had been below the minimum of $15,000,000 for the last 30 consecutive business days prior to the date of the MVPHS Letter, which is required for continued listing of the Common Stock on Nasdaq pursuant to Nasdaq Listing Rule Rule 5450(b)(2)(C) (the “MVPHS Requirement”).

Such letters are in addition to the letter from Nasdaq received by the Company on May 2, 2024 (the “MVLS Letter” and, together with the Bid Price Letter and the MVPHS Letter, the “Letters”) notifying the Company that the “Market Value of Listed Securities” (“MVLS”) of the Common Stock had traded below the minimum of $50,000,000 for the 30 consecutive trading days prior to the date of such MVLS Letter, which is required for continued listing of the Common Stock on Nasdaq pursuant to Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement” and, together with the Bid Price Requirement and the MVPHS Requirement, the “Requirements”).

In accordance with Nasdaq Listing Rule 5810(c)(3), the Company has 180 calendar days, or until January 15, 2025, to regain compliance with the Requirements, except for the MVLS Requirement, with respect to which such deadline is October 29, 2024. During such compliance period, if the Common Stock has a closing bid price of $0.10 or less for ten consecutive trading days, Nasdaq is entitled to issue a Staff Delisting Determination, with the potential opportunity for the Company to appeal such determination.

Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may continue to trade below the requisite $1.00 per share price needed to comply with the listing requirements of Nasdaq and maintain our listing. Our shares may then be quoted on the OTC Bulletin Board or other small trading markets, which are generally considered to have less volume and be less efficient markets. We believe an investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.

As of the Record Date, our Common Stock closed at $                per share on Nasdaq. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq. However, we cannot assure you that the price of our Common Stock will not decline after the Reverse Stock Split. Under proposed Nasdaq rules, if the price of our Common Stock fails to satisfy the $1.00 minimum bid price requirement for a 30 consecutive trading day period within one year after effectiveness of the Reverse Stock Split, then the Common Stock would be subject to delisting by Nasdaq without any opportunity for a cure period.

Our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our shareholders approve the Reverse Stock Split Proposal to effect the Reverse Stock Split and directed that this proposal be submitted to our shareholders for approval at the Special Meeting, including for the reasons discussed below.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients lower-priced securities. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect the Reverse Stock Split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

Improve the Perception of Our Common Stock as an Investment Security

The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock.

The Company cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share will achieve the $1.00 minimum bid price requirement for a sufficient period for our Common Stock to be approved for continued listing by Nasdaq;

●	we would otherwise meet the listing requirements that would allow continued listing of our Common Stock on Nasdaq;

●	the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the effective time of the Reverse Stock Split (the “Effective Time”);

●	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

●	the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees;

●	the Reverse Stock Split would promote greater liquidity for our shareholders with respect to their shares.

Under proposed Nasdaq rules, if the price of our Common Stock fails to satisfy the $1.00 minimum bid price requirement for a 30 consecutive trading day period within one year after effectiveness of the Reverse Stock Split, then the Common Stock would be subject to delisting by Nasdaq without any opportunity for a cure period.

In addition, the Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, increasing the number of authorized but unissued shares of Common Stock. Therefore, the number of shares of our Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our Common Stock following the Reverse Stock Split. The Board may authorize the issuance of the remaining authorized and unissued shares without further stoockholder action for a variety of purposes, except as such shareholder approval may be required in particular cases by our Certificate of Incorporation, applicable law, or the rules of any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing shareholders and may cause a decline in the trading price of our Common Stock.

The market price of our Common Stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of the Reverse Stock Split.

If the market price of our Common Stock increases by an amount equal or lesser to the proportion of the Reverse Stock Split, then our market value of listed securities and market value of publicly-held shares will not increase and the Reverse Stock Split will not have any positive effect on our ability to regain compliance with the MVLS Requirement or the MVPHS Requirement. We expect that we will need to raise additional equity capital in order to regain compliance with such Requirements and we cannot assure you that we will be able to do so.

In evaluating the Reverse Stock Split, in addition to the considerations described above, the Board also took into account various negative factors associated with reverse stock splits generally. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

We also believe that the low market price of our Common Stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as speculative in nature and, as a matter of policy, avoid investment in such stocks. Moreover, the low market price of our Common Stock may have reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

In order to provide flexibility, the Board is seeking stockholder approval for a range of reverse split ratios of not less than one-for-twenty-five and not more than one-for-one hundred and fifty. The need for the range is due to the volatility of our stock price, which ranged from a high of $5.85 per share to a low of $0.13 per share between February 14, 2024 (the date of the Business Combination) and August 14, 2024.

We believe that enabling the Board of Directors to set the exact reverse split ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining whether to implement the Reverse Stock Split and selecting the exchange ratio, the Board of Directors will consider factors such as:

●	The total number of shares of Common Stock outstanding;

●	The Nasdaq Global Market requirements for the continued listing of our Common Stock;

●	The historical trading price and trading volume of our Common Stock;

●	The then prevailing trading price and trading volume for our Common Stock;

●	The anticipated impact of the Reverse Stock Split on the trading price of and market for our Common Stock;

●	Potential financing opportunities; and

●	Prevailing general market and economic conditions.

Reducing the number of outstanding shares of our Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

The Board of Directors will have sole discretion as to any implementation of, and the exact timing and actual ratio of, the Reverse Stock Split within the range of ratios specified in this Proposal No. 1 and within one year after the date of the Special Meeting. The Board of Directors may also determine that the Reverse Stock Split is no longer in the best interests of our Company and our stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Special Meeting and prior to its effectiveness, without further action by the stockholders.

The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the reverse stock split. This would have the effect of increasing the number of shares of Common Stock available for issuance. As of the Record Date, the number of authorized shares of our Common Stock was 1,000,000,000 shares, which will not be affected by the Reverse Stock Split.

The additional available shares would be available for issuance from time to time at the discretion of the Board when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. There are no preemptive rights relating to the Common Stock. As such, any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

The table below illustrates certain, but not all, possible reverse stock split ratios, together with the implied number of issued and outstanding shares of the Common Stock resulting from implementation of the Reverse Stock Split based on              shares of the Common Stock outstanding as of August 26, 2024.

Example Ratios within Delegated Range of Ratios	Implied Approximate Number of Issued and Outstanding Shares of Common Stock Following the Reverse Stock Split (1)
1-for-25
1-for-50
1-for-75
1-for-100
1-for-150

(1) Excludes the effect of fractional share treatment.

We are exploring various sources of financing, including through potential future sales of Common Stock or other securities. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction would be undertaken or completed. If we are unable to successfully raise sufficient additional capital, through future sales of Common Stock or other securities or through strategic and collaborative arrangements, we will not have sufficient cash to fund our planned business operations and or may not be able to continue as a going concern.

As of the Record Date, we had          shares of Common Stock issued and outstanding,          shares of Common Stock reserved for issuance upon the exercise of outstanding options,          shares of Common Stock reserved for issuance upon the exercise of outstanding options, and          shares of Common Stock reserved for future issuances under the 2024 Plan. As of the Record Date, we had           shares of Series A Preferred Stock and          Series A convertible preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”), issued and outstanding. Based upon a conversion price of $1.00, the shares of Series A Preferred Stock and Series B Preferred Stock are convertible into          shares of Common Stock. If the Alternate Conversion Price (as defined below) is applied to determining the number of shares issuable upon conversion of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, an aggregate of          shares of Common Stock would be issuable upon conversion thereof, based upon 80% of the volume weighted-average price (“VWAP”) of the Common Stock during the five trading days immediately preceding the date of this proxy statement.

Procedure for Implementing the Reverse Stock Split

The Effective Time, if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. If the Reverse Stock Split Proposal is approved and the Board determines to proceed with the Reverse Stock Split, the exact timing of the filing of the Certificate of Amendment will be determined by our Board.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of the Company’s stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned. The Company reserves the right to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post- Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post- Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

Effect of the Reverse Stock Split on Outstanding Stock Options, Warrants, Convertible Preferred Stock and Employee Plans

Based upon the reverse stock split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options, warrants and convertible preferred stock entitling the holders to purchase shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants or convertible preferred stock upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio.

Potential Effects of the Reverse Stock Split

If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of Common Stock authorized and issued and outstanding will be reduced due to the Reverse Stock Split, depending upon the ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described above in “—Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock will remain fully paid and non-assessable. The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Subject to our compliance with applicable continued listing requirements, our Common Stock will continue to be listed on the Nasdaq Global Market and traded under the symbol “CERO,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Time to indicate that a Reverse Stock Split has occurred. If a Reverse Stock Split is effected, then after the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates for our Common Stock with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described above under “—Procedure for Implementing the Reverse Stock Split.” The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the reverse stock split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

In addition, a Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, our Board could (within the limits imposed by applicable law) strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our then current Board, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, this proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our Board currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our Common Stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post- Reverse Stock Split presentation.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This summary is based upon current provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the IRS has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders that: (i) are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion generally assumes that for U.S. federal income tax purposes, the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368(a) of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. Holder generally will not recognize gain or loss upon the exchange of our Common Stock for a lesser number of shares of Common Stock, based upon the reverse stock split ratio. A U.S. Holder’s aggregate tax basis in the lesser number of shares of Common Stock received in the Reverse Stock Split will be the same such U.S. Holder’s aggregate tax basis in the shares of our Common Stock that such U.S. Holder owned prior to the Reverse Stock Split. The holding period for the Common Stock received in the Reverse Stock Split will include the period during which a U.S. Holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

Amendment Effective Date

If the proposed amendment to the Certificate of Incorporation as described in this Proposal No. 1 is approved by the stockholders, upon the Board’s determination, if any, to effectuate the Reverse Stock Split and of the ratio (within the range approved pursuant to this Proposal No. 1) of such Reverse Stock Split, the Company will file the Certificate of Amendment reflecting the adopted amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment will be effective upon its filing or at such later time as specified in the Certificate of Amendment. If the stockholders do not approve this Proposal No. 1, the Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware.

Dissenters’ Rights

No dissenters’ rights are available under the General Corporation Law of the State of Delaware (the “DGCL”) or under the Certificate of Incorporation or the Bylaws to any stockholder who dissents from this Proposal No. 1.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Common Stock or any other of our securities.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon will be required to approve this proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO COMBINE OUTSTANDING SHARES OF OUR COMMON STOCK INTO A LESSER NUMBER OF OUTSTANDING SHARES, BY A RATIO OF NOT LESS THAN ONE-FOR-TWENTY-FIVE AND NOT MORE THAN ONE-FOR-ONE HUNDRED AND FIFTY, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY OUR BOARD IN ITS SOLE DISCRETION.

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PROPOSAL NO. 2: ADJOURNMENT PROPOSAL

Overview

If the Company fails to receive a sufficient number of votes to approve Proposal No. 1, the Company may propose to adjourn or postpone the Special Meeting. The Company currently does not intend to propose an adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal No. 1.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Special Meeting will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 1.

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DESCRIPTION OF CAPITAL STOCK

The following summary of the material terms of CERo’s securities is not intended to be a complete summary of the rights and preferences of such securities. You are encouraged to read the applicable provisions of Delaware law, the Charter, Bylaws and the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Series A Certificate of Designations”) and the Certificate of Designation of Preferences, Rights and Limitations of the Series B Convertible Preferred Stock (the “Series B Certificate of Designations” and, together with the Series A Certificate of Designations, the “Certificates of Designations”) in their entirety for a complete description of the rights and preferences of the Company’s securities.

General

The Company is authorized to issue up to 1,000,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Preferred Stock

The Board is authorized to issue “blank check” Preferred Stock, which may be issued in one or more series upon the authorization of the Board. The Board is authorized to fix the designations, powers, preferences and the relative, participating, optional or other special rights and any qualifications, limitations and restrictions of the shares of each series of Preferred Stock. The authorized shares of the Preferred Stock are available for issuance without further action by the Company’s stockholders, unless such action is required by applicable law or the rules of any stock exchange on which the securities may be listed. If the approval of the Company’s stockholders is not required for the issuance of shares of the Preferred Stock, the Board may determine not to seek stockholder approval.

The Board will be able to, without stockholder approval, issue Preferred Stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the Common Stock and could have anti-takeover effects. The ability of the Board to issue Preferred Stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the Company or the removal of existing management.

Series A Convertible Preferred Stock

The Company designated 12,580 shares of the Company’s authorized and unissued Preferred Stock as Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and established the rights, preferences and privileges of the Series A Preferred Stock pursuant to the Series A Certificate of Designations filed with the Secretary of State of the State of Delaware, as summarized below.

General. Each share of Series A Preferred Stock has a stated value of $1,000 per share and, when issued, the Series A Preferred Stock was fully paid and non-assessable.

Ranking. The Series A Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company unless the Required Holders (as defined in the Series A Certificate of Designations) consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series A Preferred Stock.

Dividends. The holders of Series A Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series A Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights at the Alternate Conversion Price (as defined below); subject to certain limitations on beneficial ownership.

Conversion Rights

Conversion at Option of Holder. Each holder of Series A Preferred Stock may convert all, or any part, of the outstanding Series A Preferred Stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at the fixed “Conversion Price” of $10.00, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions.

Voluntary Adjustment Right. Subject to the rules and regulations of the Nasdaq, the Company has the right, at any time, with the written consent of the Required Holders, to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the Board.

Alternate Conversion Upon a Triggering Event. Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series A Preferred Stock at the “Alternate Conversion Price” equal to the lesser of:

●	the Conversion Price, and

●	the greater of:

●	the floor price of $1.00; and

●	80% of the volume weighted average price of the Common Stock during the 5 consecutive trading days immediately prior to such conversion.

The Series A Certificate of Designations contains standard and customary triggering events (each, a “Triggering Event”), including but not limited to: (i) the suspension from trading or the failure to list the Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the failure to timely file or make effective a registration statement on Form S-1 pursuant to the Registration Rights Agreement, dated as of February 14, 2024, by and between the Company and the holders of Series A Preferred Stock party thereto (the “Registration Rights Agreement”), (iv) the Company’s failure to cure a conversion failure of failure to deliver shares of the Common Stock under the Structuring Warrants (as defined below), or notice of the Company’s intention not to comply with a request for conversion of any Series A Preferred Stock or a request for exercise of any Structuring Warrants, and (iv) bankruptcy or insolvency of the Company.

July Alternate Conversion Event. On July 5, 2024, the resale registration statement on Form S-1, which included the shares of Common Stock underlying the conversion of the Series A Preferred Stock and Series B Preferred Stock, was declared effective. On the effectiveness of this S-1, the conversion price of the Preferred Stock reset to $1.00 per share. The Certificates of Designations define a number of conditions that trigger an Alternate Conversion Right, such right extending from the onset of the condition to 20 trading days after the condition is cured. Due to late registration, the period of Alternate Conversion Right was from July 5, 2024 to August 2, 2024. The Alternate Conversion Right triggered by late registration resulted in a 25% premium added to the conversion amount. At the time of Alternate Conversion, the Alternate Conversion Price is the lowest of (a) the Conversion Price and (b) the greater of i) the floor price and ii) 80% of the lowest daily VWAP of the Common Stock during the five trading days immediately preceding the date of conversion notice submission. However, because the floor price was greater than 80% of the five-day volume-weighted average price of a share of Common Stock, the conversion amount was further increased by a multiplier resulting in the convertibility of the shares of Series A Preferred Stock and Series B Preferred Stock into the number of shares of Common Stock that would have been issuable if the Alternate Conversion Price had been equal to such lower volume weighted average price.

Other Adjustments. If 90 days or 180 days following the occurrence of the later of (x) the Stockholder Approval Date (as defined below) and (y) the earlier of (a) the effective date of the registration statement to be filed pursuant to the Registration Rights Agreement and (b) the date that the Series A Preferred Stock is eligible to be resold without restriction under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), the Conversion Price then in effect is greater than the greater of $1.00 and the Market Price (as defined in the Series A Certificate of Designations) then in effect (the “Adjustment Price”), the Conversion Price shall automatically lower to the Adjustment Price.

Limitations on Conversion. In no event shall the Series A Preferred Stock be convertible into a number of shares of New Common Stock exceeding 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of the Securities Purchase Agreement, except that such limitation shall not apply in the event that the Company obtains approval from the Company’s stockholders for the issuance of such shares in accordance with the applicable stock exchange rules (the date of such approval, the “Stockholder Approval Date”).

Bankruptcy Triggering Event Redemption Right. Upon any bankruptcy Triggering Event, the Company shall immediately redeem in cash all amounts due under the Series A Preferred Stock at 25% premium (or, if 18 months following the issuance date, 50% premium) to the greater of (x) the amount of shares of Series A Preferred Stock then outstanding and (y) the equity value of the shares of Series A Preferred Stock then outstanding, unless the holder waives such right to receive such payment. The equity value of the Common Stock underlying the Series A Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding such bankruptcy Triggering Event and the date the Company makes the entire payment required.

Change of Control Exchange. Upon a change of control of the Company, each holder may require the Company to exchange the holder’s shares of Series A Preferred Stock for consideration equal to the change of Control Election Price (as defined in the Series A Certificate of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Company Optional Redemption. At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series A Preferred Stock then outstanding at a 20% redemption premium to the greater of (x) the amount of shares being redeemed, and (y) the equity value of the Common Stock underlying the Series A Preferred Stock. The equity value of the Common Stock underlying the Series A Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding the date the Company notifies the holders of the Company’s election to redeem and the date the Company makes the entire payment required.

Fundamental Transactions. The Series A Certificate of Designations prohibit the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or the Company’s successor) assumes in writing all of the Company’s obligations under the Series A Certificate of Designations and the other Transaction Documents (as defined in the Series A Certificate of Designations).

Voting Rights. The holders of the Series A Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Series A Certificate of Designations (or as otherwise required by applicable law).

Covenants. The Series A Certificate of Designations contains a variety of obligations on the Company’s part not to engage in specified activities, which are typical for transactions of this type. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of the Company’s capital stock (other than as required under the Series A Certificate of Designations). In addition, the Company will not issue any preferred stock or issue any other securities that would cause a breach or default under the Certificate of Designations or Structuring Warrants.

Reservation Requirements. So long as any Series A Preferred Stock remains outstanding, the Company shall at all times reserve at least 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series A Preferred Stock then outstanding.

Series B Convertible Preferred Stock

The Company designated 626 shares of its authorized and unissued Preferred Stock as Series B Preferred Stock and established the rights, preferences and privileges of the Series B Preferred Stock pursuant to the Series B Certificate of Designations filed with the Secretary of State of the State of Delaware, as summarized below. Except as set forth below, the Series B Preferred Stock has terms and provisions that are identical to those of the Series A Preferred Stock.

Ranking. The Series B Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company unless the Required Holders (as defined in the Series B Certificate of Designations) or the requisite holders of the outstanding shares of the Series A Preferred Stock (the “Series A Requisite Holders”) consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series B Preferred Stock. The Series B Preferred Stock ranks pari passu with the Series A Preferred Stock.

Covenants. The Series B Certificate of Designations contains a variety of obligations on the Company’s part not to engage in specified activities, which are typical for transactions of this type. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of the Company’s capital stock (other than as required under the Series B Certificate of Designations). In addition, the Company will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series B Certificate of Designations. Any waiver or amendment of the foregoing covenants by the Series A Requisite Holders shall be deemed to be a waiver or amendment by the Required Holders (as defined in the Series B Certificate of Designations) under the Series B Certificate of Designations.

Common Stock

Voting

Each holder of Common Stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors, with the exception of certain matters relating solely to the terms of one or more outstanding series of preferred stock. Under the Charter, the Company’s stockholders do not have cumulative voting rights. Because of this, the holders of a majority of the shares of Common Stock entitled to vote in any election of directors can elect all of the directors standing for election.

Dividends

Subject to preferences that may apply to any then-outstanding Preferred Stock, the holders of Common Stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the Board out of legally available funds.

Liquidation

In the event of the Company’s liquidation, dissolution or winding up, holders of Common Stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of the Company’s debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of Preferred Stock.

Preemptive or Similar Rights

Holders of Common Stock have no preemptive, conversion or subscription rights and there are no redemption or sinking fund provisions applicable to the Common Stock. The rights, preferences and privileges of the holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock that the Company may designate in the future.

Warrants

The outstanding warrants consist of (i) warrants initially issued in connection with the Company’s initial public offering (the “Public Warrants”), (ii) warrants initially sold in a private placement concurrently with the Company’s initial public offering (the “Private Placement Warrants”), (iii) warrants initially issued by CERo Therapeutics, Inc. and converted into warrants to purchase Common Stock in connection with the Company’s initial business combination (the “Conversion Warrants”) and (iv) warrants to purchase Common Stock sold in a private placement concurrently with the Company’s initial business combination (the “Common Warrants”) and (v) warrants to purchase Series A Preferred Stock sold in a private placement concurrently with the Company’s business combination (the “Preferred Warrants” and, together with the Public Warrants, the Private Placement Warrants, the Conversion Warrants and the Common Warrants, the “Warrants”).

Public Warrants

General. Each Public Warrant entitles the registered holder to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, commencing 30 days after the completion of the initial business combination. The Public Warrants are governed by the terms of a Warrant Agreement, dated as of October 5, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”). Pursuant to the Warrant Agreement, a warrant holder may exercise its Public Warrants only for a whole number of shares of Common Stock. This means that only a whole Public Warrant may be exercised at any given time by a warrant holder. No fractional Public Warrants will be issued and only whole Public Warrants will trade. The Public Warrants will expire five years after the completion of the initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

Registration of Public Warrants. The Company will not be obligated to deliver any shares of Common Stock pursuant to the exercise for cash of a Public Warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Common Stock underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company’s satisfying the Company’s obligations described below with respect to registration. No Public Warrant will be exercisable and the Company will not be obligated to issue shares of Common Stock upon exercise of a Public Warrant unless Common Stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt from the registration or qualifications requirements of the securities laws of the state of residence of the registered holder of the Public Warrants. Notwithstanding the foregoing, if a registration statement covering the shares of Common Stock issuable upon exercise of the Public Warrants has not been declared effective by the end of 60 business days following the closing of the initial business combination, warrantholders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise Public Warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act.

The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial business combination, the Company will use its best efforts to file with the SEC, and within 60 business days following the initial business combination to have declared effective, a registration statement covering the issuance of the shares of Common Stock issuable upon exercise of the Public Warrants and to maintain a current prospectus relating to those shares of Common Stock until the Public Warrants expire or are redeemed, as specified in the Warrant Agreement. If a registration statement covering the shares of Common Stock issuable upon exercise of the Public Warrants is not effective by the 60th business day after the closing of the initial business combination, warrantholders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise Public Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. In addition to the above, if Common Stock is at the time of any exercise of a Public Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at the Company’s option, require holders of Public Warrants who exercise their Public Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event it does not so elect, it will use the Company’s best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of Warrants. Once the Public Warrants become exercisable, the Company may call the Public Warrants for redemption:

●	in whole and not in part;

●	at a price of $0.01 per warrant;

●	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

●	if, and only if, the reported last sale price of the Common Stock (or the closing bid price of the Common Stock in the event shares of Common Stock are not traded on any specific day) equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending three business days before the Company sends the notice of redemption to the warrantholders.

If and when the Public Warrants become redeemable by the Company, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

The Company has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and the Company issues a notice of redemption of the Public Warrants, each warrant holder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

Cashless Exercise. If the Company calls the Public Warrants for redemption as described above, the Company’s management will have the option to require any holder that wishes to exercise its Public Warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their Public Warrants on a “cashless basis,” The Company’s management will consider, among other factors, the Company’s cash position, the number of Public Warrants that are outstanding and the dilutive effect on the Company’s stockholders of issuing the maximum number of shares of Common Stock issuable upon the exercise of the Company’s warrants. If the Company’s management takes advantage of this option, all holders of Public Warrants would pay the exercise price by surrendering their warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Public Warrants, multiplied by the difference between the exercise price of the Public Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants. If the Company’s management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of the Public Warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption.

A holder of a Public Warrant may notify the Company in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess 9.8% (or such other amount as a holder may specify) of the shares of Common Stock outstanding immediately after giving effect to such exercise.

Anti-Dilution Adjustments. If the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of Common Stock entitling holders to purchase shares of Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Common Stock as reported during the 10 trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if the Company, at any time while the Public Warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which the Public Warrants are convertible), other than (a) as described above or (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the shares of Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $0.50 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of shares of Common Stock issuable on exercise of each warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50 per share.

If the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Public Warrant will be decreased in proportion to such decrease in outstanding shares of Common Stock.

Whenever the number of shares of Common Stock purchasable upon the exercise of the Public Warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment b a fraction (x) the numerator of which will be the number of shares of Common Stock purchasable upon the exercise of the Public Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Common Stock to purchase immediately thereafter.

In case of any reclassification or reorganization of the issued and outstanding shares of Common Stock (other than those described above or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the Company’s issued and outstanding shares of Common Stock) in which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquired more than 50% of the voting power of the Company’s securities in a transaction that results in a Change of Control Transaction (as defined in the Warrant Agreement), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety, the holders of Public Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Public Warrants and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of Common Stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Public Warrants would have received if such holder had exercised their Public Warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each Public Warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election. If less than 70% of the consideration receivable by the holders of Common Stock in such a transaction is payable in the form of Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Public Warrant properly exercises the Public Warrant within thirty days following public disclosure of such transaction pursuant to a Current Report on Form 8-K, the warrant exercise price will be reduced as specified in the Warrant Agreement based on the Black-Scholes value (as defined in the Warrant Agreement) of the Public Warrant. The purpose of such exercise price reduction is to provide additional value to holders of the Public Warrants when an extraordinary transaction occurs during the exercise period of the Public Warrants pursuant to which the holders of the Public Warrants otherwise do not receive the full potential value of the Public Warrants.

The Public Warrant may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to the Company, for the number of Public Warrants being exercised. The warrant holders do not have the rights or privileges of holders of Common Stock and any voting rights until they exercise their Public Warrants and receive shares of Common Stock. After the issuance of shares of Common Stock upon exercise of the Public Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Public Warrants may be exercised only for a whole number of shares of Common Stock. No fractional shares will be issued upon exercise of the Public Warrants. If, upon exercise of the Public Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number of shares of Common Stock to be issued to the warrant holder. As a result, warrant holders not purchasing an even number of Public Warrants must sell any odd number of Public Warrants in order to obtain full value from the fractional interest that will not be issued.

The Public Warrants were issued in registered form under the Warrant Agreement. You should review a copy of the Warrant Agreement, which is filed as an exhibit to the Company’s registration statement on Form S-4 filed on June 7, 2023, for a complete description of the terms and conditions applicable to the Public Warrants. The Warrant Agreement provides that the terms of the Public Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of a majority of the then-outstanding Public Warrants to make any changes that adversely affect the interests of the registered holders of Public Warrants.

Placement Warrants

The Private Placement Warrants (including the Common Stock issuable upon exercise of the Private Placement Warrants) are not transferable, assignable or salable until 30 days after the completion of the Company’s business combination (subject to limited exceptions). In addition, for as long as Private Placement Warrants are held by Cantor Fitzgerald& Co. and/or its designees or affiliates, such Private Placement Warrants will be subject to a lock-up in compliance with FINRA Rule 5110(e) and may not be exercised after five years from the commencement of sales of the Company’s initial public offering in accordance with FINRA Rule 5110(g)(8)(A). The Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants.

Conversion Warrants

Exercise Price. The Conversion Warrants will initially be exercisable for cash at an exercise price equal to $10.00. The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of the Conversion Warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment.

Exercise Period. The Conversion Warrants will expire five years after their issuance, or November 14, 2024.

Automatic Conversion. The Conversion Warrants will automatically convert at the end of the exercise period if the fair market value (as determined in the Conversion Warrants) of a share of Common Stock underlying the Conversion Warrants is greater than the exercise price in effect on such date.

Common Warrants

Exercise Price. The Common Warrants will initially be exercisable for cash at an exercise price equal to the greater of (x) $9.20 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) and (y) the closing price of the Common Stock on the trading day immediately prior to the Subscription Date (as defined in the Common Warrant). The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of the Common Warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment.

Exercise Period. The Common Warrants will be exercisable beginning six months after the consummation of the issuance date (the “Initial Exercisability Date”) and expiring on the third anniversary of the Initial Exercisability Date. The Common Warrants require “buy-in” payments to be made by the Company for failure to deliver any shares of Common Stock issuable upon exercise.

Cashless Exercise. If at the time of exercise of the Common Warrants, there is no effective registration statement registering the shares of the Common Stock underlying the Common Warrants, such warrants may be exercised on a cashless basis pursuant to their terms.

Purchase Rights; Participation Rights. If the Company issues options, convertible securities, warrants, shares, or similar securities to holders of Common Stock, each holder of Common Warrants has the right to acquire the same as if the holder had exercised its Common Warrant. The holders of Common Warrants are entitled to receive any dividends paid or distributions made to the Company’s holders of Common Stock on an “as if converted” basis.

Fundamental Transactions. The Common Warrants prohibit the Company from entering into specified fundamental transactions unless the successor entity assumes all of the Company’s obligations under the Common Warrants under a written agreement before the transaction is completed. Upon specified corporate events, a holder of Common Warrants will thereafter have the right to receive upon an exercise such shares, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of the applicable corporate event had the Common Warrant been exercised immediately prior to the applicable corporate event. When there is a transaction involving specified changes of control, a holder of Common Warrants will have the right to force the Company to repurchase the holder’s Common Warrant for a purchase price in cash equal to the Black-Scholes value, as calculated under the Common Warrants, of the then unexercised portion of the Common Warrant.

Preferred Warrants

Exercise Price. The Preferred Warrants will initially be exercisable for cash at an exercise price equal to $1,000. The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Series A Preferred Stock issuable upon the exercise of the Preferred Warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment.

Exercise Period. The Preferred Warrants will expire on the first anniversary of the closing of the initial business combination, or February 14, 2025.

Forced Exercise. The Company has the right to require the holders of Preferred Warrants to exercise such Preferred Warrants into up to an aggregate number of shares of Preferred Stock equal to the holder’s pro rata amount of 2,000 Preferred Shares.

Fundamental Transactions. The Preferred Warrants prohibit the Company from entering into specified fundamental transactions unless the successor entity assumes all of the Company’s obligations under the Preferred Warrants under a written agreement before the transaction is completed. Upon specified corporate events, a holder of Preferred Warrants will thereafter have the right to receive upon an exercise such shares, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of the applicable corporate event had the Preferred Warrant been exercised immediately prior to the applicable corporate event.

Anti-Takeover Provisions

Section 203 of the Delaware General Corporation Law

The Company is subject to Section 203 of the DGCL, which generally prohibits a publicly held Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years after the date that such stockholder became an interested stockholder, with the following exceptions:

●	before such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

●	upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, those shares owned (1) by persons who are directors and also officers and (2) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

●	on or after such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

In general, Section 203 defines a “business combination” to include the following:

●	any merger or consolidation involving the corporation and the interested stockholder;

●	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

●	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

●	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation beneficially owned by the interested stockholder; or

●	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation.

●	In general, Section 203 defines an “interested stockholder” as an entity or person who, together with the person’s affiliates and associates, beneficially owns or, within three years prior to the time of determination of interested stockholder status, did own 15% or more of the outstanding voting stock of the corporation.

●	A Delaware corporation may “opt out” of these provisions with an express provision in its original certificate of incorporation or an express provision in its amended and restated certificate of incorporation or amended and restated bylaws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. The Company has not opted out of these provisions. As a result, mergers or other takeover or change in control attempts of the Company may be discouraged or prevented.

In general, Section 203 defines an “interested stockholder” as an entity or person who, together with the person’s affiliates and associates, beneficially owns or, within three years prior to the time of determination of interested stockholder status, did own 15% or more of the outstanding voting stock of the corporation.

A Delaware corporation may “opt out” of these provisions with an express provision in its original certificate of incorporation or an express provision in its amended and restated certificate of incorporation or amended and restated bylaws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. The Company has not opted out of these provisions. As a result, mergers or other takeover or change in control attempts of the Company may be discouraged or prevented.

Among other things, the Charter and Bylaws:

●	permit the Board to issue up to 10,000,000 shares of Preferred Stock, with any rights, preferences and privileges as they may designate, including the right to approve an acquisition or other change of control;

●	provide that the authorized number of directors may be fixed only by resolution of the Board;

●	provide that the Board will be classified into three classes of directors;

●	provide that, subject to the rights of any series of Preferred Stock to elect directors, directors may only be removed for cause, which removal may be effected, subject to any limitation imposed by law, by the holders of at least 66 2/3% of the voting power of all of the Company’s then-outstanding shares of the capital stock entitled to vote generally at an election of directors, voting together as a single class;

●	provide that all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum;

●	require that any action to be taken by the Company’s stockholders must be effected at a duly called annual or special meeting of stockholders and not be taken by written consent or electronic transmission;

●	provide that the Company’s stockholders seeking to present proposals before a meeting of stockholders or to nominate candidates for election as directors at a meeting of stockholders must provide advance notice in writing, and also specify requirements as to the form and content of a stockholder’s notice;

●	provide that special meetings of the Company’s stockholders may be called only by the chairperson of the Board, the Company’s chief executive officer or by the Board pursuant to a resolution adopted by a majority of the total number of authorized directors; and

●	not provide for cumulative voting rights, therefore allowing the holders of a majority of the shares of Common Stock entitled to vote in any election of directors to elect all of the directors standing for election if they should so choose.

The amendment of a number of these provisions would require approval by the holders of at least 66 2/3% of the voting power of all of the Company’s then-outstanding capital stock entitled to vote generally in the election of directors, voting together as a single class.

The combination of these provisions will make it more difficult for the Company’s existing stockholders to replace the Board, as well as for another party to obtain control of the Company by replacing the Board. Since the Board has the power to retain and discharge the Company’s officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock makes it possible for the Board to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change the Company’s control.

These provisions are intended to enhance the likelihood of continued stability in the composition of the Company’s Board and the Company’s policies and to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to reduce the Company’s vulnerability to hostile takeovers and to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for the Company’s shares and may have the effect of delaying changes in the Company’s control or management. As a consequence, these provisions may also inhibit fluctuations in the market price of the Company’s stock.

Choice of Forum

The Charter and Bylaws provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom will be the sole and exclusive forum for the following claims or causes of action under Delaware statutory or common law: (A) any derivative claim or cause of action brought on the Company’s behalf, (B) any claim or cause of action for breach of a fiduciary duty owed by any of the Company’s then current or former directors, officers, or other employees to the Company or the Company’s stockholders, (C) any claim or cause of action against it or any of the Company’s current or former directors, officers or other employees arising out of or pursuant to any provision of the DGCL, the Charter or the Bylaws (as each may be amended from time to time), (D) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of the Charter or Bylaws (as each may be amended from time to time, including any right, obligation, or remedy thereunder) (E) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (F) any claim or cause of action against the Company or any of the Company’s then current or former directors, officers or other employees, governed by the internal-affairs doctrine or otherwise related to the Company’s internal affairs, in each case to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. These provisions do not apply to claims or causes of action brought to enforce a liability or duty created by the Securities Act, the Exchange Act or any other claim where the U.S. federal courts have exclusive jurisdiction. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all such Securities Act actions. Accordingly, both state and federal courts have jurisdiction to entertain such claims. To prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, the Charter and Bylaws will further provide that, unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States will be the exclusive forum for the resolution of any action or proceeding asserting a cause of action arising under the Securities Act, including all causes of action asserted against any defendant named in such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced by the Company’s officers and directors, the underwriters engaged in respect to any offering giving rise to such complaint giving rise to such complaint, any other professional entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the Business Combination. While the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring a claim in a venue other than those designated in the exclusive forum provisions. In such instance, the Company would expect to vigorously assert the validity and enforceability of the exclusive forum provisions of the Charter and Bylaws.

These exclusive forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with the Company or the Company’s directors, officers, or other employees and may discourage these types of lawsuits, or could result in increased costs for a stockholder to bring a claim, particularly if they do not reside in or near Delaware, both of which may discourage lawsuits against the Company or the Company’s directors, officers and employees.

Furthermore, the enforceability of similar choice of forum provisions in other companies’ certificates of incorporation or bylaws has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be inapplicable or unenforceable.

Exchange Listing

The Common Stock and Public Warrants are listed on the Nasdaq Capital Market under the symbol “CERO” and “CEROW,” respectively.

Transfer Agent and Registrar

The transfer agent and registrar for the Company’s securities is Continental Stock Transfer & Trust Company. The transfer agent and registrar’s address is One State Street Plaza, 30th Floor, New York, New York 10004, and its telephone number is (800) 509-5586.

STOCKHOLDER PROPOSALS

Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for the Company’s 2025 Annual Meeting of Stockholders must submit a proposal that is received at the Company’s principal executive offices at a reasonable time before the Company begins to print and send its proxy materials for that meeting, because the Company does not intend to hold an 2024 annual meeting of stockholders. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to the Company’s Secretary at CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080. Proposals must contain the information required under the Company’s Bylaws, a copy of which is available upon request to the Company’s Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at the Company’s 2025 Annual Meeting of Stockholders without having the proposal or nomination included in the Company’s proxy statement must comply with the requirements set forth in the Bylaws. The Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. However, if the Company did not have an annual meeting in the preceding year or changes the date of the annual meeting of Stockholders by more than 30 days before or 60 days after the anniversary of the preceding year’s annual meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. The Company has not held and does not intend to hold its 2024 Annual Meeting of Stockholders as the stockholders of PBAX elected the Board, effective upon consummation of the Business Combination, at the meeting held on February 8, 2024. Accordingly, for the Company’s 2025 Annual Meeting of Stockholders, the Company’s Secretary must receive the proposal or nomination no earlier than the close of business on the later of the 90th day prior to the scheduled date of the 2025 Annual Meeting of Stockholders and the tenth day following the day on which public notice of the 2025 Annual Meeting of Stockholders is first made by the Company. Proposals must contain the information required under the Bylaws, a copy of which is available upon request to the Company’s Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of Rule 14a-4, the Company may exercise discretionary voting authority under proxies the Company solicits to vote, in accordance with the Company’s best judgment, on any such proposal. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than by the later of 60 days prior to the date of the 2025 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made by the Company.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties may communicate with the Board by writing to CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement, may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of the proxy statement to you upon written or oral request to CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary. If you want to receive separate copies of the proxy statement or annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

SOLICITATION OF PROXIES

The Company will bear the costs of soliciting proxies from the Company’s stockholders. In addition to the use of the mails, proxies may be solicited by the Company’s directors, officers and employees by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith. The Company has engaged Advantage Proxy to assist the Company with the solicitation of proxies for the Special Meeting. The Company expects to pay Advantage Proxy $7,500, plus expenses, for its services.

ANNUAL REPORT

The Company will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of the Company’s Annual Report as filed with the SEC. Requests for such copies should be addressed to: CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary.

OTHER MATTERS

The Special Meeting is called for the purposes set forth in herein. The Board does not know of any other matters to be considered by the stockholders at the Special Meeting, other than the matters described in herein. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Special Meeting and that are not known to the Board at the date this proxy statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review CERo’s electronically-filed reports, proxy and information statements on the SEC’s web site at www.sec.gov or on CERo’s web site at www.cero.bio. Information included on the Company’s website is not a part of this proxy statement.

You should rely only on the information contained in this proxy statement or on information to which the Company has referred you. The Company has not authorized anyone else to provide you with any information. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

If you have more questions about this proxy statement or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Advantage, CERo’s proxy solicitor, at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA

(877) 870-8565

Appendix A

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CERO THERAPEUTICS HOLDINGS, INC.

CERO THERAPEUTICS HOLDINGS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of this corporation is CERo Therapeutics Holdings, Inc. The original certificate of incorporation of this corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on June 8, 2021 under the name Phoenix Biotech Acquisition Corp. The Second Amended and Restated Certificate of Incorporation was originally filed with the Secretary of the State of Delaware on February 14, 2024, and has been amended by a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State on February 14, 2024, a Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State on February 15, 2024, a Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State on February 21, 2024, and a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock filed with the Secretary of State on March 29, 2024 (the Second Amended and Restated Certificate of Incorporation, as so amended, the “Certificate of Incorporation”).

SECOND: Section 4.1 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each            (            ) shares of Common Stock issued and outstanding (or held in treasury) immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The reverse stock split shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Section 4.1.

The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the reverse stock split are surrendered for cancellation. Upon the Effective Time, all references to “Common Stock” in this Certificate of Incorporation shall be to the New Common Stock.

The reverse stock split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the reverse stock split will be effectuated on a certificate-by-certificate basis for shares held by registered holders, as applicable. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the reverse stock split unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its current transfer agent, or the holder notifies the Corporation or such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 211 and 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the            day of            , 2024.

CERO THERAPEUTICS HOLDINGS, INC.

By:
Name:	Brian G. Atwood
Title:	Chief Executive Officer

A-2

190740 CERo Therapeutics Holdings, Inc. Proxy Card Rev3 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2024

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CERO THERAPEUTICS HOLDINGS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit:
https://www.cstproxy.com/ /2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature______________________ **Signature, if held jointly**______________________ **Date**__________**2024.**

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

190740 CERo Therapeutics Holdings, Inc. Proxy Card Rev3 Back

2024

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders to be held on , 2024.

To view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/ /2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CERO THERAPEUTICS HOLDINGS, INC.

The undersigned appoints Brian G. Atwood and Charles R. Carter, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of CERo Therapeutics Holdings, Inc. (the "Company") held of record by the undersigned at the close of business on August 26, 2024 at the Special Meeting of CERo Therapeutics Holdings, Inc to be held on , 2024 at :00 a.m. Eastern Time, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the other side)